As filed with the Securities and Exchange Commission on April 14, 2004

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AMN HEALTHCARE SERVICES, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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AMN Healthcare Services, Inc.

12400 High Bluff Drive, Suite

100 San Diego, California 92130

(866) 871-8519

April 7, 2004

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of AMN Healthcare Services, Inc. (the “Company” or “AMN”) at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California on May 18, 2004, at 8:30 a.m., local time. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying formal notice of the annual meeting and proxy statement.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2003 is enclosed. The formal notice of the Annual Meeting, the proxy statement and the proxy card follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly so that your shares will be represented at the Annual Meeting. The proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.

Thank you for your ongoing support of and continued interest in AMN.

Very truly yours,

Steven C. Francis,
Chief Executive Officer

AMN Healthcare Services, Inc.

12400 High Bluff Drive, Suite 100

San Diego, California 92130

(866) 871-8519

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON MAY 18, 2004 AT 8:30 A.M.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of AMN Healthcare Services, Inc. (the “Company”) will be held at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California on May 18, 2004 at 8:30 a.m., local time, for the following purposes:

(1)	To elect seven directors to the Company’s Board of Directors to hold office until the next Annual Meeting or until their successors are duly elected and qualified;

(2)	To approve the Company’s Stock Option Plan as amended and restated;

(3)	To ratify the selection by the Company’s Board of Directors of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 31, 2004 as the record date for determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Representation of at least a majority of the voting power represented by all outstanding shares is required to constitute a quorum at the Annual Meeting. Accordingly, it is important that your share(s) be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. The proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.

April 14, 2004:	By Order of the Board of Directors,

Denise L. Jackson Vice President, General Counsel and Secretary San Diego, California

YOUR VOTE IS IMPORTANT. ACCORDINGLY, THE COMPANY URGES YOU TO

COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

AMN Healthcare Services, Inc.

12400 High Bluff Drive, Suite 100

San Diego, California 92130

(877) 871-8519

PROXY STATEMENT

for Annual Meeting of Stockholders

to be held on May 18, 2004

General

This Proxy Statement, which is first being mailed to the stockholders of AMN Healthcare Services, Inc. (the “Company” or “AMN”) on approximately April 14, 2004, is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of AMN for use at the annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting is to be held at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California on May 18, 2004 at 8:30 a.m., local time, or at any subsequent time which may be necessary by any adjournment of the Annual Meeting.

Proxies in proper form received by the time of the Annual Meeting will be voted as specified. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors FOR proposals (1), (2) and (3). Business transacted at the Annual Meeting is confined to the purposes stated in the Notice of Annual Meeting. The proxy does, however, convey discretionary authority to the persons named in it to vote on such other business as may properly come before the Annual Meeting.

Shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), cannot be voted at the Annual Meeting unless the holder is present or represented by proxy.

Voting Securities

The Board of Directors, in accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”), has fixed the close of business on March 31, 2004 as the record date (the “Record Date”) for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. At the close of business on that date, the outstanding number of voting securities of the Company was 28,120,340 shares of Common Stock.

For each share held as of the Record Date, each holder of Common Stock is entitled to one vote. If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote.

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the voting power represented by all outstanding shares constitutes a quorum. If a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the votes cast by the stockholders present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the election of each director (Proposal 1) and the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Annual Meeting is required for approval of the Company’s Stock Option Plan as Amended and Restated (Proposal 2); and ratification of the appointment of KPMG, LLP (“KPMG”) as the Company’s independent auditors (Proposal 3).

Revocability of Proxies

A stockholder giving a proxy may revoke it at any time before it is voted by giving the Secretary of the Company a letter revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees for the Board of Directors

Seven directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting or until their successors are duly elected and qualified. The proxy will be voted in accordance with the directions stated on the card, or if no directions are stated, for election of each of the seven nominees listed below. The nominees for election who are named below are willing to be duly elected and to serve. If any such nominee is not a candidate for election at the Annual Meeting, an event that the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee. Mr. Michael R. Gallagher, one of our current directors, is not standing for reelection to the Company’s Board of Directors.

The following table shows certain information concerning the Company’s director nominees and the Company’s other executive officers.

Name	Age	Positions(s)
Robert B. Haas	56	Chairman of the Board and Director
Steven C. Francis	49	Director and Chief Executive Officer
Susan R. Nowakowski	39	Director, President and Chief Operating Officer

William F. Miller III	54	Director
Andrew M. Stern	55	Director
Douglas D. Wheat	53	Director
Kenneth F. Yontz	59	Director
Donald R. Myll	46	Chief Financial Officer, Chief Accounting Officer and Treasurer

Information with respect to the business experience and affiliations of the Company’s directors, director nominees and executive officers is set forth below.

Robert B. Haas has been the Company’s Chairman of the Board of Directors and a director since November 1999. Mr. Haas also serves as a member of the Company’s Executive Committee. Mr. Haas has been actively involved in private business investments since 1978, specializing in leveraged buyouts. He has served as Chairman of the Board of Directors and Chief Executive Officer of Haas Wheat & Partners, L.P., a private investment firm specializing in leveraged acquisitions, since 1992. Mr. Haas also serves as a director of Playtex Products, Inc.

Steven C. Francis co-founded the Company’s predecessor, AMN Healthcare, Inc., in 1985. He has been an executive officer and director since 1985, and the Company’s Chief Executive Officer since June 1990. Mr. Francis also serves as a member of the Company’s Executive Committee. Mr. Francis served as the Company’s President from 1990 to 2003. Prior to 1985, Mr. Francis served in several management positions in the hospitality industry. In addition, he served in the Nevada State Assembly from 1983 to 1987 and was elected as the Majority Leader from 1985 to 1987. Mr. Francis serves as a board member of Father Joe’s Villages, one of the largest private homeless shelter organizations in the United States.

Susan R. Nowakowski joined the Company in 1990 and has been a director since September 2003. She has been the Company’s President since May 2003 and Chief Operating Officer since December 2000. Ms. Nowakowski also served as the Company’s Secretary from October 2001 through May 2003; as Executive Vice President from January 2002 through May 2003; and as the Company’s Senior Vice President of Business Development from September 1998 to December 2000. Following the Company’s acquisition of Medical Express, Inc., she was additionally appointed President of Medical Express, Inc. in April 1999. She also served as the Company’s Chief Financial Officer and Vice President of Business Development from 1990 to 1993 and 1993 to 1998, respectively. Prior to joining the Company, Ms. Nowakowski worked as a financial analyst at a subsidiary of Eli Lilly & Co. and as the finance manager of BioVest Partners, a venture capital firm. Ms. Nowakowski also serves as a director of Playtex Products, Inc.

William F. Miller III has been a director since November 1999. Mr. Miller also serves as a member of the Company’s Audit, Compensation and Stock Plan, and Corporate Governance Committees. Mr. Miller is currently Chairman, Chief Executive Officer and a director of Health Management Systems, Inc., a healthcare information technology company. From 1983 to 1999, Mr. Miller served as President and Chief Operating Officer of Emcare Holdings, an emergency medical services company. Prior to joining Emcare, Mr. Miller held financial and management positions in the healthcare industry, including positions as chief executive officer and chief financial officer of various hospitals, and administrator/director of operations of a multi-specialty physician group practice. Mr. Miller also serves as a director of Lincare Holdings, Inc.

Andrew M. Stern has been a director since November 2001. Mr. Stern also serves as a member of the Company’s Audit, Compensation and Stock Plan, and Corporate Governance Committees. Mr. Stern has served as Chairman of the Board and Chief Executive Officer of Sunwest Communications, Inc., a public relations firm, since 1983. Mr. Stern also serves as a director of Dallas National Bank and as an advisory director of NeoSpire, Inc. In addition, he serves as the Chairman of the Medical City Dallas Hospital.

Douglas D. Wheat has been a director since November 1999. Mr. Wheat also serves as a member of the Company’s Executive and Corporate Governance Committees. Mr. Wheat has served as President of Haas Wheat & Partners, L.P., a private investment firm specializing in leveraged acquisitions, since 1992. He also serves as Chairman and a director of Playtex Products, Inc.

Kenneth F. Yontz is Chairman of the Board of Apogent Technologies, Inc., a laboratory and life sciences company, and Sybron Dental Specialties, Inc., a dental supplies and orthodontic appliances company. He served as Chairman, President and Chief Executive Officer of Sybron International Corporation from October 1987 until December 2000. Mr. Yontz also serves as a director of Rockwell Automation, Inc.

Donald R. Myll has been the Company’s Chief Financial Officer, Chief Accounting Officer and Treasurer since May 2001. From September 1999 through October 2000, he served as Executive Vice President and Chief Financial Officer of Daou Systems, Inc. a publicly-traded technology services company in the healthcare industry. From September 1998 to September 1999, Mr. Myll served as President, Chief Executive Officer and a director of Hearing Science, Inc., a multi-state provider of hearing care services. From March 1997 to September 1998, Mr. Myll was a consultant to TheraTx, Inc., a publicly-traded national healthcare provider of rehabilitation, post acute and long-term care services, as well as other venture capital and entrepreneurial organizations in the healthcare industry. From June 1990 to March 1997, Mr. Myll served as Executive Vice President and Chief Financial Officer of TheraTx, Inc.

Vote Required

The vote required for the election of directors is a plurality of the votes cast and entitled to vote on the election of directors, provided a quorum is present. Abstentions and broker non-votes will not affect the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

EACH OF THE SEVEN (7) DIRECTOR NOMINEES NAMED ABOVE.

Meetings of the Board of Directors and Certain Committees of the Board of Directors

During 2003, the Board of Directors met six times and took action by unanimous written consent three times. No member of the Board of Directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the number of meetings of committees of the Board of Directors (during the periods that he served on such committees). Directors are also encouraged to attend the Company’s annual meeting of shareholders. Each of the Company’s directors attended the Company’s 2003 annual meeting of shareholders.

The Company has standing Audit, Corporate Governance, Executive and Compensation and Stock Plan Committees, whose current functions and members are described below.

Audit Committee.    During 2003, the Audit Committee was composed of William F. Miller III, Michael R. Gallagher and Andrew M. Stern. All of the members of the Audit Committee were independent as defined by Sections 303.01(B)(2)(a) and (3) of the Listed Company Manual of the New York Stock Exchange, Inc. The Audit Committee met eight times in 2003. The Board of Directors has determined that Mr. Miller satisfies the criteria for Audit Committee financial expert. If elected, Mr. Yontz will be appointed to serve on the Audit Committee in place of Mr. Gallagher, who is not standing for reelection to the Company’s Board of Directors. Upon Mr. Yontz’s election, all of the members of the Audit Committee will be independent as defined by Sections 303.01(B)(2)(a) and (3) of the Listed Company Manual of the New York Stock Exchange, Inc.

The duties of the Audit Committee are set forth in its charter, which was adopted by the Board of Directors on October 17, 2001 and amended in September 2003, and is attached as Appendix 1. This Committee is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee (i) reviews the Company’s internal accounting controls and its audited financial statements, (ii) reviews with the Company’s independent auditors the scope of their audit, their report and their recommendations, (iii) considers the possible effect on the independence of such accountants in approving non-audit services requested of them and (iv) appoints the Company’s independent auditors, subject to ratification by the Company’s shareholders.

Corporate Governance Committee.    During 2003, the Corporate Governance Committee was composed of Douglas D. Wheat, William F. Miller III and Andrew M. Stern. In 2004, all of the members of the Corporate Governance Committee will meet the standards for independence required by the New York Stock Exchange. The Corporate Governance Committee met four times in 2003.

Committee Responsibilities.    The duties of the Corporate Governance Committee are set forth in its charter that was adopted by the Board of Directors in October 2001 and is published on the Company’s website at www.amnhealthcare.com/investors. The Corporate Governance Committee (i) identifies and recommends individuals qualified to become members of the Board of Directors (ii) evaluates the corporate governance guidelines applicable to the Company (iii) reviews the Board of Director’s performance on an annual basis; and (iv) makes recommendations with respect to potential successors to the Chief Executive Officer.

Director Nominee Procedures.    In evaluating and determining whether to recommend a person as a candidate for election as a director, the Committee considers the qualifications set forth in the Company’s corporate governance guidelines including issues of judgment, business and management experience (including financial expertise), leadership, strategic planning, diversity and understanding of the healthcare industry.

The Corporate Governance Committee will consider shareholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Corporate Governance Committee for election at the 2005 annual meeting of shareholders, a shareholder must submit the recommendation in writing to the attention of the Company’s Secretary at the Company’s headquarters not later than November 27, 2004. Any such recommendation must include:

•	the name and address of the candidate;

•	a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate taking into account the qualifications requirements set forth in the Company’s Corporate Governance Guidelines;

•	the candidates signed consent to serve as a director if elected and to be named in the proxy statement.

Once the Company receives the recommendation, it will deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the Corporate Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the Company’s proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the timeframe provided to be considered for nomination by the Committee.

The Corporate Governance Committee utilizes a broad approach for identification of director nominees and may seek recommendations from its directors, officers, shareholders or it may choose to engage a search firm. The Committee evaluates nominees on the basis of the criteria outlined in its Corporate Governance Guidelines and applies the same criteria to all candidates it considers, including any candidates submitted by shareholders. The Committee may also engage a third party to conduct or assist with the evaluation. A non-management director recommended director nominee, Mr. Kenneth F. Yontz to the Committee, and the Committee recommended Mr. Yontz as a director nominee to the Board of Directors. The Committee did not receive a recommendation for a director nominee from any shareholder.

Shareholder Communications with the Board.    Shareholders who wish to communicate with the Board of Directors should address their communications to the attention of the Company’s Secretary at the Company’s headquarters, 12400 High Bluff Drive, Suite 100, San Diego, CA 92130. The Secretary will maintain a log of all such communications and promptly forward to the Chairman of the Board those that the Secretary believes require immediate attention, and also periodically provide the Chairman of the Board with a summary of all such communications and any responsive actions taken. The Chairman of the Board will notify the chairs of the relevant board committees as to those matters that the Chairman believes are appropriate for further action or discussion.

Compensation & Stock Plan Committee.    During 2003, the Compensation & Stock Plan Committee was composed of William F. Miller III, Michael R. Gallagher and Andrew M. Stern. The Committee met five times and took action by unanimous written consent one time in 2003.

The duties of the Compensation and Stock Plan Committee are set forth in its charter, which was adopted in March 2004 and is published on the Company’s website. The Committee reviews and makes recommendations to the Board with respect (i) to the compensation of all officers and directors; (ii) the Company’s incentive compensation plans and equity-based plans; and (iii) evaluates the performance of the Chief Executive Officer.

Executive Committee.    The Executive Committee is composed of Robert B. Haas, Steven C. Francis and Douglas D. Wheat. The Executive Committee exercises the power of the Board of Directors in the interval between meetings of the Board of Directors. The Executive Committee did not formally meet in 2003.

Compensation of Non-Employee Directors

The Company pays non-employee directors annual remuneration of $10,000, $2,500 for each Board of Directors meeting that they attend and $1,000 for each Committee meeting that they attend. The Chairman of the Audit Committee receives an additional annual fee of $10,000. Directors are also reimbursed for out-of-pocket expenses incurred in connection with such service.

On May 8, 2003, the Company granted to each of Michael R. Gallagher, William F. Miller III, and Andrew M. Stern options to purchase 6,000 shares of Common Stock at an exercise price equal to $9.68 per share, the fair market value of the Common Shares on the date of grant. These options vest over 3 years with the first 33% becoming exercisable on the first anniversary of the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”). Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

The Company believes that all of its directors, executive officers and greater than ten percent beneficial owners complied with all filing requirements applicable to them in 2003.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 2003, 2002 and 2001 fiscal years of those persons (the “named executive officers”) who were the (i) Chief Executive Officer and (ii) two other most highly-compensated executive officers of the Company at the fiscal year ended December 31, 2003.

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year		Salary($)	Bonus($)	All Other Compensation($)(1)	Restricted Stock Awards	Number of Securities Underlying Options
Steven C. Francis Chief Executive Officer	2003 2002 2001		500,000 452,885 410,577	124,428 450,000 400,000	— 519 6,514	— — —	200,000 200,000 —

Susan R. Nowakowski President and Chief Operating Officer	2003 2002 2001		346,692 328,846 292,308	65,600 168,000 154,000	15,441 14,486 6,485	— — —	120,000 60,000 —

Donald R. Myll Chief Financial Officer, Chief Accounting Officer and Treasurer	2003 2002 2001	(2)	275,000 251,442 135,573	45,102 140,000 77,700	11,750 9,874 —	— — —	60,000 50,000 458,804

(1)	Amounts consist of compensation received from employer matching contributions to the Company’s Executive Non-Qualified Excess Plan.

(2)	Mr. Myll’s 2001 salary has been prorated to reflect his employment with the Company since May 2001.

Option/SAR Grants in 2003

The Company granted the following stock option awards to named executive officers in 2003. The Company has never issued any stock appreciation rights.

Name	Number of Securities Underlying Options Granted(1)	Percentage of Total Options Granted to Employees in 2003	Exercise price (per share)($)	Expiration Date	Present Value of Grant at Grant Date($)(2)
Steven C. Francis	200,000	26.35%	9.68	May 8, 2013	5.21

Susan R. Nowakowski	120,000	15.81%	9.68	May 8, 2013	5.21

Donald R. Myll	60,000	7.9%	9.68	May 8, 2013	5.21

(1)	Options to purchase an aggregate of 380,000 shares of Common Stock were granted to the named executive officers during 2003. These options were granted at an exercise price equal to the fair market value of the Common Shares on the date of grant. These options vest over 4 years, with the first 25% becoming exercisable on the first anniversary of the date of the grant.

(2)	The present value of stock option grants is determined using the Black-Scholes option-pricing model with the following assumptions:

Expected Life	5 years
Risk-free interest rate	2.62%
Volatility	61%
Dividend yield	0%

Equity Compensation Plan Information at December 31, 2003

The following table sets forth information as of December 31, 2003 regarding compensation plans under which the Company’s equity securities are authorized for issuance.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,163,160	7.63	464,755
Equity compensation plans not approved by security holders	—	—	—
Total	6,163,160	7.63	464,755

Aggregated Option Exercises in 2003 and Year-End Option Values

The following table sets forth information concerning options that the Company’s named executive officers exercised during 2003 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003. The table also reports values for “in-the-money” options that represent the positive spread between the exercise prices of such options and $17.16 per share, the closing sale price of the Common Stock on the New York Stock Exchange on December 31, 2003.

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven C. Francis	—	—	2,629,828	536,621	32,854,071	3,451,788
Susan R. Nowakowski	(1)		389,543	194,862	4,745,887	1,210,554
Donald R. Myll	(2)		106,621	326,902	759,556	2,300,074

(1)	Ms. Nowakowski participated in the Company’s self-tender offer in October 2003, selling 91,199 options to purchase common stock of the Company with a value realized of $1,295,026.

(2)	Mr. Myll participated in the Company’s self-tender offer in October 2003, selling 43,521 options to purchase common stock of the Company with a value realized of $387,772.

Compensation Committee Interlocks and Insider Participation

One of the Company’s current directors, Mr. Michael R. Gallagher, serves as the Chief Executive Officer of Playtex Products, Inc. and serves as a member of the Company’s Compensation and Stock Plan Committee. Mr. Gallagher is not standing for reelection to the Company’s Board of Directors. Ms. Susan R. Nowakowski, a director of the Company and its President and Chief Operating Officer also serves as a director of Playtex Products, Inc.

Management Compensation Incentive Plans

Bonus Plans

The Company’s Senior Management Incentive Bonus Plan (the “Bonus Plan”), adopted by the Company’s shareholders, provides incentives and rewards to designated officers and/or key employees for achievement of annual financial goals. The Compensation & Stock Plan Committee administers the Bonus Plan. The Board of Directors may resolve to administer the Bonus Plan, thereby assuming all the functions of the Compensation & Stock Plan Committee under the Bonus Plan. Under the Bonus Plan, subject to the Board of Director’s approval, the Compensation and Stock Plan Committee designates for each “performance period” (which is the period during which performance is measured to determine the level of attainment of an award) which participants are eligible for an award, the performance criteria for the performance period and the maximum award. This information is communicated to each participant prior to or during the performance period.

The Compensation and Stock Plan Committee has the power to amend the plan at any time and may amend any outstanding award granted under the plan, provided that no amendment may be made without the approval of the Company’s shareholders of the effect of such amendment would be to cause outstanding or pending 162(m) bonus awards to cease to qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code (the “Code”). Adopting and maintaining this Bonus Plan does not preclude the Company from establishing other compensation plans or making awards outside of the plan.

Stock Option Plans

In July 2001, the Company’s 2001 Stock Option Plan (the “Plan”) was established to provide a means to attract and retain employees. The proposed maximum number of options to be granted under the Plan, as amended, is 4,178,013. Subject to certain conditions, unless the Plan is otherwise modified, a maximum of 544,503 options may be granted to any one person in any calendar year. Exercise prices will be determined at the time of grant and will be no less than fair market value of the Common Stock. Unless otherwise provided at the time of the grant, the options shall vest and become exercisable in increments of 25% on each of the first four anniversaries of the date of grant. The Plan expires on July 23, 2011. At December 31, 2003, 2,064,532 options to purchase shares of Common Stock have been granted under the Plan.

In November 1999, the Company established two performance stock option plans, the 1999 Performance Stock Option Plan and the 1999 Super Performance Stock Option Plan (collectively, the “1999 Plans”) to provide for the grant of options to the Company’s senior management. The number of share of Common Stock authorized for issuance under the 1999 Plans is 5,532,923. At December 31, 2003, 351,274 shares of Common Stock were reserved for future grants under the 1999 Plans. The 1999 Plans terminate on November 18, 2009. Pursuant to the amended provisions of the 1999 Plans, all options granted prior to the Company’s initial public offering under the 1999 Plans are fully vested. At least 75% of each holder’s options are exerciseable as of December 31, 2003.

Executive Nonqualified Excess Plan

The Company’s subsidiary, AMN Healthcare, Inc., adopted an Executive Nonqualified Excess Plan in January 2002 in order to assist members of the Company’s senior management to elect to defer some compensation. The Executive Nonqualified Excess Plan is not intended to be tax qualified and is an unfunded plan. This plan is primarily composed of deferral credits and all income and losses attributable thereto. Discretionary matching contributions to the plan are made that vest incrementally so that the employee is fully vested in the match following five years of employment with the Company.

Employment and Severance Agreements

The Company is party to an employment agreement with Steven C. Francis which provides that Mr. Francis will serve as the Company’s Chief Executive Officer and as a member of the Board of Directors. The agreement provides that Mr. Francis will receive a base salary of $300,000 per year (increased annually at the discretion of the Board of Directors), an annual bonus opportunity subject to meeting certain performance based criteria, participation in the Company’s stock option plans, eligibility in the Company’s employee benefit plans and other benefits provided in the same manner and to the same extent as to the Company’s other senior management. On September 25, 2003, the Company entered into an amendment of Mr. Francis’ employment agreement that renewed the employment agreement until December 31, 2004 or until the Company terminates his employment or he resigns, if earlier. If not terminated prior to December 31, 2004, the agreement will automatically renew for additional one-year periods unless either party gives 90 days’ prior written notice of its intent to terminate the agreement. Mr. Francis’s employment agreement provides that he will receive severance benefits if the Company voluntarily terminates his employment for any reason other than “cause” (as defined in the agreement), in the event of his disability or death or if he terminates his employment for “good reason” (as defined in the agreement). In the event of such termination, Mr. Francis or his estate, as applicable, will be entitled to any earned but unpaid base salary, an immediate lump sum severance payment of two years of base salary, plus his bonus for the year of termination. In addition, Mr. Francis has the right to resign for any reason or no reason within 90 days following a “change of control” (as defined in the agreement) and have such resignation be treated as “good reason.”

Under some circumstances, amounts payable under Mr. Francis’s employment agreement are subject to a full “gross-up” payment to make Mr. Francis whole in the event that he is deemed to have received “excess parachute payments” under Section 280G and 4999 of the Internal Revenue Code.

Mr. Francis’s employment agreement also contains a confidentiality agreement and a covenant not to solicit during its term and for a period of two years thereafter.

The Company also is party to executive severance agreements with two executive officers, Susan R. Nowakowski and Donald R. Myll. These executives’ severance agreements provide that they will receive severance benefits if the Company without cause (as defined in the agreements) terminates their at-will employment. Such benefits include cash payments over a 12-month period equal to their annual salary plus reimbursement for the COBRA costs for their health insurance for that 12-month period (or until the executive becomes eligible for comparable coverage under another employer’s health plans, if earlier). Each executive severance agreement contains a requirement that the executive execute the Company’s standard covenant not to compete or solicit and general release of all claims form as a condition to receiving the severance payments.

REPORT OF THE COMPENSATION & STOCK PLAN COMMITTEE

The Compensation & Stock Plan Committee of the Board, which met five times and took action by unanimous written consent once last year, reviews and approves the compensation of the Company’s officers and management personnel and administers the Company’s employee benefit plans.

Policy and Performance Measures

As indicated above, the key elements of the compensation payable to the Company’s principal executives other than the Chief Executive Officer are base salary, bonuses as determined under the Company’s Senior Management Bonus Plan, standard employee benefits and long-term incentives in the form of incentive and non-incentive-based stock options. In general, significant portions of total compensation are performance based.

Adjustment of base salaries involves consideration of competitive data, assessment of performance, position tenure and internal comparability. Executives are eligible to receive annual cash bonuses based on a review of the Company’s overall profitability and such executives’ performance during the year for which such a bonus is payable.

Chief Executive Officer Compensation and Policy and Performance Measures

The Company is party to an employment agreement with Steven C. Francis which provides that Mr. Francis will serve as Chief Executive Officer and as a member of the Board of Directors, with automatic one-year extensions. The agreement provides for a base salary of $300,000 (increased annually at the discretion of the Board of Directors), as well as a discretionary bonus subject to certain performance based criteria. Mr. Francis also participates in the Company’s stock option plans and is eligible to participate in the Company’s employee benefit plans, as well as other benefits provided in the same manner and to the same extent as other members of senior management. See “Employment and Severance Agreements.” The Board of Directors approved and ratified the compensation paid to Mr. Francis for 2003 based on Mr. Francis’ status as a co-founder of the Company, his business experience and his responsibilities to, among other things, guide the Company’s long-term strategic plan. The Compensation and Stock Plan Committee believes that Mr. Francis’ compensation in 2003 was comparable to compensation packages of chief executive officers of other companies similar to the Company.

Compensation & Stock Plan Committee Members

Michael R. Gallagher

William F. Miller III

Andrew M. Stern

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. KPMG, LLP (“KPMG”) is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and review these processes. The Audit Committee members are not employees of the Company, and are not professional accountants or auditors. The Audit Committee’s primary purpose is to assist the Board of Directors to fulfill its oversight responsibilities by reviewing the financial information provided to stockholders and others, the systems of internal controls which management has established to preserve the Company’s assets and the audit process. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. In giving the Audit Committee’s recommendation to the Board of Directors, they have relied on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements.

The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent auditors. The members of the Audit Committee are independent as defined by Section 303.01(B)(2)(a) and (3) of the Listed Company Manual of the New York Stock Exchange, Inc.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG the firm’s independence from the Company and its management. The Audit Committee also considered whether KPMG’s provision of non-audit services to the Company is compatible with KPMG’s independence. KPMG advised the Audit Committee that KPMG was and continues to be independent accountants with respect to the Company.

The Audit Committee discussed with KPMG the overall scope and plans for their audits. The Audit Committee has met with KPMG, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the Audit Committee’s discussions with management, KPMG and the Audit Committee’s review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC.

Audit Committee Members

Michael R. Gallagher

William F. Miller III

Andrew M. Stern

PROPOSAL 2:

APPROVAL OF THE COMPANY’S STOCK OPTION PLAN AS AMENDED AND RESTATED

The Board of Directors approved the 2001 Stock Option Plan effective as of July 24, 2001 pursuant to which the Compensation and Stock Plan Committee is authorized to grant awards representing up to 2,178,013 shares of Common Stock (“Shares”). As of March 31, 2004, 2,064,532 Shares were granted (after giving effect to forfeitures on account of terminations prior to vesting), leaving 113,481 Shares available for future grant. The Board of Directors determined on March 5, 2004, subject to approval of the stockholders, to amend and restate the 2001 Stock Option Plan to both (i) change its name from the Company’s 2001 Stock Option Plan to the Company’s Stock Option Plan and (ii) increase the total number of Shares authorized for issuance from 2,178,013 to 4,178,013 Shares. The Board of Directors believes this amendment and restatement will continue to allow the Company to attract and retain the services of key employees and directors. Failure of the stockholders to approve the Company’s Stock Option Plan, as amended and restated (the “Plan”) will not invalidate stock options granted under the Plan prior to the stockholders meeting on May 18, 2004. However, the increased number of Shares to be authorized for issuance under the Plan will not be available for granting future awards under the Plan unless and until the Plan is approved by stockholders.

Vote Required

The vote required for the approval of the 2001 Stock Option Plan (the “Plan”) is the affirmative vote of a majority of the voting power cast (in person or by proxy) and entitled to vote on this proposal. An abstention from voting on the proposal will have the effect of a “no” vote.

Summary of the 2001 Stock Option Plan

The following description of the Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix 2 to this Proxy Statement.

General Information Regarding the Plan

The Plan enables the Company to make grants of “non-qualified” stock options (“NSOs”) for the purchase of shares of Common Stock (“ Shares”) to Eligible Participants (recipients of such grants are collectively referred to as “ Participants”).

Purpose.    The purpose of the Plan is to provide a means through which the Company and its affiliates may attract able persons to enter and remain in the employ of the Company and affiliates and to provide a means whereby employees, directors and consultants of the Company and its affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and affiliates and promoting an identity of interest between stockholders and these employees.

ERISA Applicability.    The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended or Section 401(a) of the Code.

Summary of the Plan

Administration.    The Plan is administered by the Compensation and Stock Plan Committee (the “Committee”) of the Board of Directors (the “Board”). The members of the Committee may be changed at any time and from time to time in the discretion of the Board. Subject to the terms of the Plan, the Committee shall have authority to grant options, to determine the number of Shares for which each option shall be granted and the option price or prices and to determine any conditions pertaining to the exercise or to the vesting of each option. The Committee shall have full power to construe and interpret the Plan and any Plan agreement executed pursuant to the Plan, to establish and amend rules for its administration and to establish in its discretion terms and conditions applicable to the exercise of options. The determination of the Committee on all matters relating to the Plan or any other Plan agreement shall be subject to approval by the Board. If at any time, no Committee has been appointed by the Board, then the Board shall act as the Committee.

Duration of the Plan.    The Board approved the Plan effective as of July 24, 2001 and as amended and restated on March 5, 2004, subject to shareholder approval. The term during which awards may be granted under the Plan expires on July 23, 2011, unless sooner terminated by the Board.

Eligibility.    Any employee, director or consultant of or to the Company or any of its affiliates shall be eligible to be designated a participant under the Plan. The Committee has the authority to determine the participants to whom options shall be granted under the Plan.

Number of Shares Authorized.    As amended, a maximum of 4,178,013 Shares are available for granting awards under the Plan. No Participant may be granted options to purchase more than 544,500 Shares in any calendar year. The Shares subject to issuance under the Plan are authorized and unissued shares or treasury shares. As described more fully in the Plan, if an option expires, terminates or is canceled for any reason during the term of the Plan and prior to the exercise in full of such option, the number of Shares previously subject to, but not delivered under such option, shall be available to be awarded thereafter.

The Committee may, in its sole discretion, adjust the number of Shares that may be issued pursuant to options under the Plan, the number of Shares subject to options, and the exercise price of options theretofore granted under the Plan in the event of (i) any change in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date any option is granted to a Participant or (ii) any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

In the event (i) the Company is merged or consolidated with another company or entity, (ii) a sale of all or substantially all of the Company’s asset, or (iii) the Company is reorganized or liquidated, the Committee, in its discretion may, and upon at least 10 days advance notice to the affected persons, cancel any outstanding options and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such options based upon the price per Share received or to be received by other shareholders of the Company in the event.

Terms and Conditions of Awards.    Under the Plan, the Committee may grant awards of nonqualified stock options (“NSOs”).

An option granted under the Plan provides a Participant with the right to purchase, within a specified period of time, a stated number of Shares at the price specified in the option. Options granted under the Plan are subject to such terms, including exercise price and the conditions and timing of exercise, not inconsistent with the Plan, as may be determined by the Committee and specified in the applicable stock option agreement or thereafter. The maximum term of an option granted under the Plan shall be ten years from the date of grant. An option granted under the Plan shall be evidenced by a written stock option agreement, which shall contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable.

The price per share of Common Stock paid by the Participant with respect to any NSO shall not be less than one hundred percent (100%) of the fair market value of one share on the date the option is granted. Each option granted hereunder shall become exercisable in accordance with the terms and conditions set forth in the applicable stock option agreement.

Payment in respect of the exercise of an option may be made (i) in cash, (ii) with the consent of the Committee by (A) delivery of (or by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of such Shares to the Company) previously acquired shares of stock owned by the optionee for at least six months or acquired on the open market having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, (B) by delivery of other property having a fair market value equal to the portion of the option exercise price being paid thereby, (iii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iv) by such other method as the Committee may allow.

Whenever Shares are to be delivered pursuant to the exercise of an option, the Committee may require as a condition of delivery that the optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Subject to the Committee’s consent and the terms of the Plan, an optionee may be permitted to elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted Shares owned by the optionee for at least six months having a fair market value equal to all or part of the amount to be so withheld.

Vesting.    Options shall vest and become exercisable in increments of 25% on each of the first four anniversaries of the grant date. Options shall expire after such period, not to exceed ten years, as may be determined by the Committee; provided, however, that notwithstanding the vesting schedule set forth above, the Committee may in its sole discretion accelerate the exercisability of any option, which acceleration shall not affect the terms and conditions of any such option other than with respect to exercisability. Options are exercisable in installments, and such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

Termination of Employment. If the Participant’s employment with the Company and its affiliates terminates other than on account of death, Disability or for Cause (each as defined in the Plan) (a “Normal Termination”), the unvested portion of the option shall expire on the date the Participant terminates his or her employment and the vested portion of the option shall expire three months thereafter. If the Participant dies or incurs a Disability while employed or dies within three months following a Normal Termination, the unvested portion of the option shall expire on such date and the vested portion of the option shall expire twelve months after the date of such termination. If the Participant’s employment or service with the Company and its affiliates is terminated for Cause or for reasons other than Normal Termination, death or Disability, the option (whether or not vested) shall expire immediately upon such cessation of employment or service.

Change of Control.    Upon a Change of Control of the Company (as defined in the Plan), all options shall become immediately exercisable. In addition, in the event of a Change of Control, the Committee may, in its discretion and upon at least ten days prior notice to the option holders, cancel all outstanding options and pay the holders thereof the value of such options in a form and an amount equal to what they would have received or been entitled to receive had they exercised all such options immediately prior to the Change of Control.

Transferability.    Subject to the following paragraph, each option, and each right under any option may be exercised, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the participant’s guardian or legal representative, and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution provided that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of the Plan.

Notwithstanding the foregoing, the Committee may provide that options granted under the Plan may be transferred by the Participant to whom such option was granted without consideration to certain Permitted Transferees (as defined in the Plan), pursuant to the terms of the Plan and subject to such rules as the Committee may adopt to preserve the purposes of the Plan.

Amendment or Termination.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such action may be taken without shareholder approval if such approval is necessary to comply with any regulatory requirement, provided, further, that no such action that would impair any rights under any previous award shall be effective without the consent of the person to whom such award was made. In addition, the Board or the Committee is authorized to amend the terms of any award granted under the Plan provided that the amendment would not impair the rights of any participant without his consent.

Resale Restrictions.    There is no restriction under the federal securities laws on the resale of any shares acquired pursuant to the Plan, except that (i) persons who at the time of the resale are considered “affiliates” of the Company (by reason of being in a “control” relationship with the Company) may resell such shares only pursuant to Rule 144 under the Securities Act of 1933, as amended, or pursuant to a “reoffer prospectus” which may hereinafter be filed by the Company as part of a registration statement relating to the Plan and (ii) purchases and sales by corporate officers and directors of any securities of the Company are subject to Section 16(b) of the Exchange Act, as amended (the “Exchange Act”) and the rules promulgated thereunder relating to insider short-swing profits.

Federal Income Tax Consequences.

The following summary of the federal income tax consequences of the grant and exercise of NSOs awarded under the Plan and the disposition of Shares purchased pursuant to the exercise of such options is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations. Moreover, the federal income tax consequences to any particular Participant may differ from those described herein by reason of, among other things, the particular circumstances of such Participant.

No income will be realized by a Participant upon grant of an NSO. Upon exercise of an NSO, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying shares over the option exercise price (the “Spread”) at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 28OG and 162(m) of the Code of compensation paid to executives designated in those Sections. (Under Section 280G of the Code, certain compensation that is contingent upon a Change of Control, within the meaning of that Section, can subject the recipient of the compensation to a 10% penalty excise tax. These rules could apply for example, to some of the compensation realization under a stock option that vests upon a Change of Control.) The Participant’s tax basis in the underlying Shares acquired by exercise of an NSO will equal the exercise price plus the amount taxable as compensation to the Participant. Upon sale of the Shares received by the optionee upon exercise of the NSO, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The Participant’s holding period for Shares acquired pursuant to the exercise of an NSO will begin on the date of exercise of such Option.

Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an Option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a “Section 16 Person”) begins the six-month period of potential short-swing liability. The taxable event for the exercise of an Option that has been outstanding at least six months ordinarily will be the date of exercise. If an Option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. Under current rules promulgated under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the Option grant (i) is approved in advance by the Board (or a committee composed solely of two or more Non-Employee Directors) or (ii) approved in advance, or subsequently ratified by the Company’s shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an Option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

The payment by a Participant of the exercise price, in full or in part, with previously acquired Shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the Participant upon the surrender of the previously acquired Shares to the Company, and Shares received by the Participant, equal in number to the previously surrendered Shares, will have the same tax basis as the Shares surrendered to the Company and will have a holding period that includes the holding period of the Shares surrendered. The value of Shares received by the Participant in excess of the number of Shares surrendered to the Company will be taxable to the Participant. Such additional Shares will have a tax basis equal to the fair market value of such additional Shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to grants of options to covered employees.

Under the Plan, as of March 31, 2004, Mr. Francis (CEO) has been granted 400,000 stock options, Ms. Nowakowski (President and COO) 180,000 stock options, and Mr. Myll (CFO, CAO and Treasurer) 110,000 stock options; the current executive officers as a group have been granted 690,000 stock options; and the current non-executive directors as a group have been granted 45,000 stock options. A total of 1,329,532 stock options have been granted (after giving effect to forfeitures on account of terminations prior to vesting) to employees who are not executive officers. Please see the Option Grants in 2003 in the table under Executive Compensation And Related Information for details on stock options granted to the Company’s named executive officers in 2003.

New Plan Benefits.    As awards under the Plan are made at the discretion of the Committee, it is not currently possible to ascertain the awards that will be made in the future to officers, executive officers or non-executive officer employees of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S STOCK OPTION PLAN AS AMENDED AND RESTATED.

PROPOSAL 3:

RATIFICATION OF THE SELECTION OF

INDEPENDENT AUDITORS

On, March 5, 2004 upon the recommendation of the Audit Committee, the Company’s Board of Directors selected KPMG to serve as the independent auditors of the Company for the fiscal year ending December 31, 2004. The Board of Directors proposes and recommends that the stockholders ratify this selection.

Representatives of KPMG are expected to be present at the Annual Meeting. They will be permitted to make a statement if they choose to do so and will be available to respond to appropriate questions.

Vote Required

The vote required for the ratification of the selection of KPMG is the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote on such ratification, provided that a quorum is present at the Annual Meeting. An abstention from voting on the proposal will have the effect of a “no” vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the named executive officers and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Robert B. Haas, the Company’s Chairman of the Board, and the HWP stockholders beneficially own shares representing approximately 46% of the voting power of the Common Stock and have informed the Company that they intend to cause all such shares to be voted in favor of Proposals 1, 2 and 3 listed in the accompanying Notice of Meeting. See the table and footnote (1) below for a description of the group comprised of the HWP stockholders and other persons and entities affiliated with them.

Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes options and warrants which are exercisable within sixty days of the Record Date.

Name	Number of Shares Beneficially Owned	Percent of Class
Robert B. Haas (1)	12,931,303	46.0%
HWH Capital Partners, L.P.	6,012,136	21.4%
HWH Nightingale Partners, L.P.	4,608,575	16.4%
HWP Nightingale Partners II, L.P.	1,661,548	5.9%
HWP Capital Partners II, L.P.	649,044	2.3%
Eastbourne Capital Management L.L.C (2)	3,733,153	13.28%
Steven C. Francis (3)	2,946,750	10.48%
Wasatch Advisors, Inc. (4)	2,356,016	8.4%
Royce & Associates (5)	1,886,869	6.71%
Capital Group International, Inc. (6)	1,439,710	5.1%
Susan R. Nowakowski (7)	434,843	*
William F. Miller III (8)	134,220	*
Andrew M. Stern (9)	6,080	*
Michael R. Gallagher (10)	5,580	*
Douglas D. Wheat (11)	0	*
Kenneth F. Yontz	0	*
Donald R. Myll (12)	251,922	*
All directors, director nominees and executive officers as a group (13)	16,710,698	59.42%

* Less than 1%

(1)	Represents shares held by the following entities:
•	6,012,136 shares held by HWH Capital Partners, L.P.

•	4,608,575 shares held by HWH Nightingale Partners, L.P.
•	1,661,548 shares held by HWP Nightingale Partners II, L.P.
•	649,044 shares held by HWP Capital Partners II, L.P.

The ultimate general partner of each of these limited partnerships is either a limited liability company or a corporation, in each case controlled by Mr. Haas. By virtue of his control over each such limited liability company and corporation, Mr. Haas has sole voting and dispositive power over these 12,931,303 shares. The address of each of the limited partnerships listed above is c/o Haas Wheat & Partners, L.P., 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

(2)	Eastbourne Capital Management L.L.C.’s address is 1101 Fifth Avenue, Suite 160, San Rafael, CA 94901.

(3)	Includes 214,422 shares owned by the Francis Family Trust dated May 24, 1996. Mr. Francis and his wife Gayle Francis are each Trustees of such trust. As a result, he has investment power over these shares and is therefore deemed to have beneficial ownership of these shares. Includes 2,729,828 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(4)	Wasatch Advisors, Inc.’s address is 150 Social Hall Avenue, Salt Lake City, UT 84111.

(5)	Royce & Associates, L.L.C.’s address is 1414 Avenue of the Americas, New York, NY 10019.

(6)	Capital Group International, Inc.’s address is 333 South Hope Street, Los Angeles, CA 90071-1406.

(7)	Includes 434,543 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(8)	Mr. Miller’s address is c/o Health Management Systems, Inc., 2100 McKinney, Suite 1801, Dallas, Texas 75201. Includes 5,580 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(9)	Mr. Stern’s address is c/o Sunwest Communications, Inc., 2 Lincoln Center, 5420 LBJ Freeway, Suite 1475, Dallas, Texas 75240. Includes 5,580 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(10)	Mr. Gallagher’s address is c/o Playtex Products, Inc., 300 Nyala Farms Road, Westport, Connecticut 06880. Includes 5,580 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(11)	Mr. Wheat’s address is c/o Haas Wheat Partners, L.P., 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

(12)	Includes 248,822 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(13)	The percentage of outstanding shares owned includes 12,931,303 shares owned by the HWP stockholders and 214,422 shares owned by the Francis Family Trust dated May 24, 1996. Includes 2,729,828 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

COMPARATIVE STOCK PERFORMANCE GRAPHS

The graph below compares the total stockholder return on the Company’s Common Stock with the total stockholder return of (i) the New York Stock Exchange (“NYSE”) Market Index and (ii) the Dow Jones Group-Index of Health-Care Providers (“HEA”), assuming an investment of $100 on November 13, 2001 (the first day of trading in the Company’s common stock) in the Company’s Common Stock, the stocks comprising the HEA and the stocks comprising the NYSE Market Index.

COMPARE CUMULATIVE TOTAL RETURN

AMONG AMN HEALTHCARE, INC.,

NYSE MARKET INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON NOV. 13, 2001

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING DEC. 31, 2003

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee pre-approves all services performed by KPMG prior to the engagement; the Chairman of the Audit Committee may act on behalf of the Audit Committee and pre-approve services performed by KPMG . During 2003, in addition to retaining KPMG to audit the consolidated financial statements for 2003, the Company retained KPMG to provide consulting and non-audit related services, including tax consultation and tax return preparation.

Audit Fees:    KPMG billed $260,000 and $236,500 for services rendered for the annual audit of the Company’s consolidated financial statements for 2003 and 2002, respectively, and review of financial statements included in the Company’s filings on Form 10-Q; and

Audit-Related Fees:    KPMG billed $25,000 and $176,600 for audit-related services in 2003 and 2002 respectively.

Tax Fees:    KPMG billed $188,000 and $378,100 in 2003 and 2002, respectively, for tax preparation and other tax services.

All Other Fees:    KPMG billed $26,000 and $140,000 for all other services in 2003 and 2002, respectively, consisting primarily of services related to the Company’s self-tender offer in 2003 and secondary offering in 2002.

In 2003, the Audit Committee pre-approved all audit-related, tax and other fees billed by KPMG prior to engagement.

OTHER MATTERS

Expenses of Solicitation

The Board of Directors is making this solicitation. The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of Annual Meeting, proxy statement, form of proxy and other soliciting material, as well as the cost of forwarding such material to the beneficial owners of the shares of record, will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies, by further mailings, personal conversations or by telephone but such individuals will not receive any additional compensation for these actions. The Company may reimburse brokers and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses incurred in sending the proxy materials to principals and beneficial owners. The Company may also use the services of paid solicitors.

Stockholder Proposals for the 2005 Annual Meeting

From time to time, stockholders present proposals, which may be proper subject for inclusion in the proxy statement and for consideration at the next Annual Meeting. Any stockholder who desires to bring a proposal at the Company’s 2005 Annual Meeting of Stockholders without including such proposal in the Company’s proxy statement, must deliver written notice thereof to the Secretary of the Company not before December 4, 2004 and not later than February 12, 2005. Stockholder proposals intended to be included in the 2005 proxy statement must be received by the Company no later than December 14, 2004 and otherwise comply with the requirements of Rule 14a-8 under the Exchange Act.

If a stockholder proposal is not properly submitted for inclusion in the 2004 proxy statement pursuant to the requirements described above (but otherwise complies with the advanced notice provisions of the Company’s by-laws), management will be permitted to vote proxies in its discretion if it advises stockholders in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matter.

Annual Report

Stockholders will receive with this proxy statement a copy of the Company’s Annual Report including the financial statements and the financial statement schedules included in the Company’s annual report on Form 10-K as filed with the SEC for the fiscal year ended December 31, 2003, and certain exhibits thereto. Stockholders wishing to receive additional copies of the Company’s Form 10-K may request so in writing at the following address:

AMN Healthcare Services, Inc.

Attention:    Denise L. Jackson,

Vice President, General Counsel and Secretary

12400 High Bluff Drive, Suite 100

San Diego, California 92130

In the event that the exhibits to the annual report on Form 10-K are requested, a fee may be charged for reproduction of such exhibits.

Other Business

As of the date of this proxy statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described in this proxy statement. Should other business be properly brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the persons named as proxies.

AMN HEALTHCARE SERVICES, INC.

AUDIT COMMITTEE CHARTER

I.	Purpose

The primary objective of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the financial statements and other financial information provided by the Company to its stockholders, the public and others, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence and (d) the performance of the Company’s internal audit function and independent auditors.

Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.	Organization

The Audit Committee shall consist of three or more directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act, the New York Stock Exchange and any other regulatory requirements within the requisite timeframe.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee. The Audit Committee may form and delegate authority to subcommittees when appropriate.

III.	Meetings

The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management, the chief internal auditor, if appointed, and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

The members of the Audit Committee shall select a chair who will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting.

The chair shall ensure that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee.

IV.	Authority and Responsibilities

In recognition of the fact that the independent auditors are ultimately accountable to the Audit Committee, the Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval), and shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.

To fulfill its responsibilities, the Audit Committee shall:

With respect to the independent auditors:

1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2. Have the sole authority to review in advance, and grant any appropriate preapprovals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to non-audit services.

3. Review on an annual basis the performance of the independent auditors.

4. Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself as to the independent auditors’ independence.

5. At least annually, obtain and review an annual report from the independent auditors describing (a) the independent auditors’ internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

6. Confirm that the lead audit partner and the audit partner responsible for reviewing the audit, has not performed audit services for the Company for each of the five previous fiscal years as determined by the Securities and Exchange Commission.

7. Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.

8. Review, based upon the recommendation of the independent auditors and the chief internal auditor, if appointed, the scope and plan of the work to be done by the independent auditors.

With respect to the annual financial statements:

9. Review and discuss with management, the internal audit group and the independent auditors the Company’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

10. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

11. Recommend to the Board, if appropriate, that the Company’s annual audited financial statements be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

12. Prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

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With respect to quarterly financial statements:

13. Review and discuss with management, the internal audit group and the independent auditors the Company’s quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent auditors’ review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

Annual reviews:

14. Obtain and review an annual report from management relating to the accounting principles used in the preparation of the Company’s financial statements, including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof.

Periodic reviews:

15. Periodically review separately with each of management, the independent auditors and the internal audit group (a) any significant disagreement between management and the independent auditors or the internal audit group in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management’s response to each.

16. Periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company’s financial statements.

17. Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent auditors, management or the internal audit group. Review with the independent auditors, management and the internal audit group, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

18. Review and discuss with management, the internal audit group, the independent auditors and the Company’s in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including applicable changes in accounting standards or rules.

Discussions with management:

19. Review and discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

20. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

21. Review and discuss with management the Company’s major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company’s risk assessment and risk management guidelines and policies.

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With respect to the internal audit function and internal controls:

22. Review, based upon the recommendation of the independent auditors and the chief internal auditor, if appointed, the scope and plan of the work to be done by the internal audit group.

23. Review and approve the appointment and replacement of the Company’s chief internal auditor, if appointed.

24. Review on an annual basis the performance of the internal audit group.

25. In consultation with the independent auditors and the internal audit group, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and discuss the responsibilities, budget and staffing needs of the internal audit group.

26. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

27. Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

Other:

28. Review and approve all related-party transactions.

29. Review and approve (a) any change or waiver in the Company’s Code of Ethics for Senior Financial Officers and (b) any disclosure made on Form 8-K regarding such change or waiver.

30. Establish a policy addressing the Company’s hiring of employees or former employees of the independent auditors who were engaged on the Company’s account.

31. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

32. Review its own performance annually.

33. Report regularly to the Board.

34. Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

IV.	Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for the purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Audit Committee.

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AMN HEALTHCARE SERVICES, INC.

STOCK OPTION PLAN

1.	Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and these employees.

The Plan provides for granting Nonqualified Stock Options.

2.	Definitions

The following definitions shall be applicable throughout the Plan.

(a)	“Affiliate” means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Cause” means the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or pled guilty or no contest to, a felony or a crime involving moral turpitude or (iv) the failure of the Participant to follow the lawful instructions of the Board or his direct superiors; provided, however, that in the instances of classes (i), (ii) and (iv), the Company or an Affiliate, as applicable, must give the Optionee twenty (20) days’ prior written notice of the defaults constituting “cause” hereunder.

(d)	“Change in Control” shall, unless in the case of a particular Option the applicable Stock Option Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) (other than any of the following (each an “Excluded Person”): HWH Capital Partners, L.P., HWP Capital Partners II, L.P., HWH Nightingale Partners, L.P., HWP Nightingale Partners II, L.P., Haas Wheat & Partners, L.P., any Affiliate of any of the foregoing, or any such group of which any of the foregoing is a member) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, or the acquisition by a Person other than an Excluded Person of at least thirty percent (30%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, if at such time the Excluded Persons in the aggregate own a lesser percentage of such securities than the Person making such acquisition of such securities;

(ii)	the dissolution or liquidation of the Company;

(iii)	the sale of all or substantially all of the business or assets of the Company; or

(iv)	the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), if immediately following such Business Combination: (x) a Person (other than an Excluded Person), is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or (y) the Company’s shareholders cease to beneficially own, directly or indirectly, in substantially the same proportion as they owned the then outstanding voting securities immediately prior to the Business Combination, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation). “Surviving Corporation” shall mean the corporation resulting from a Business Combination, and “Parent Corporation” shall mean the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.

(e)	“Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(f)	“Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to an Option under the Plan, be an Eligible Director, however the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Option granted by the Committee which Option is otherwise validly made under the Plan.

(g)	“Common Stock” means the common stock, par value $0.01 per share, of the Company.

(h)	“Company” means AMN Healthcare Services, Inc.

(i)	“Date of Grant” means the date on which the granting of an Option is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Stock Option Agreement.

(j)	“Disability” means, unless in the case of a particular Option, the applicable Option Agreement states otherwise, a condition entitling a person to receive benefits under the long-term disability plan of the Company, a Subsidiary or Affiliate, as may be applicable to the Participant in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced or, as determined by the Committee based upon medical evidence acceptable to it.

(k)	“Effective Date” means July 24, 2001.

(l)	“Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; provided, however, that clause (ii) shall apply only with respect to grants of Options with respect to which the Company’s tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

(m)	“Eligible Person” means any (i) individual regularly employed by the Company, a Subsidiary or Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee

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covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company, or Affiliate or (iii) consultant or advisor to the Company, a Subsidiary or Affiliate who is entitled to participate in an “employee benefit plan” within the meaning of 17 CFR § 230.405 (which, as of the Effective Date, includes those who (A) are natural persons and (B) provide bona fide services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities).

(n)	“Exchange Act” means the Securities Exchange Act of 1934.

(o)	“Fair Market Value”, on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

(p)	“Nonqualified Stock Option” means an Option granted by the Committee to a Participant under the Plan which is not an incentive stock option as described in Section 422 of the Code.

(q)	“Normal Termination” means termination of employment or service with the Company and Affiliates:

(i)	by the Participant;

(ii)	upon retirement;

(iii)	on account of death or Disability;

(iv)	by the Company, a Subsidiary or Affiliate without Cause.

(r)	“Option” means an award granted under Section 7.

(s)	“Option Period” means the period described in Section 7(c).

(t)	“Option Price” means the exercise price for an Option as described in Section 7(a).

(u)	“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Option pursuant to Section 6.

(v)	“Plan” means this AMN Healthcare Services, Inc. Stock Option Plan.

(w)	“Securities Act” means the Securities Act of 1933, as amended.

(x)	“Stock” means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

(y)	“Stock Option Agreement” means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

(z)	“Subsidiary” means any subsidiary of the Company as defined in Section 424(f) of the Code.

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3.	Effective Date, Duration and Shareholder Approval

The Plan is effective as of the Effective Date. The effectiveness of the Plan and the validity and exercisability of any and all Options granted pursuant to the Plan is contingent upon the close of the sale of no less than $100 million of the Company’s Common Stock in an underwritten public offering of such Common Stock that is consummated on or before December 31, 2001.

The expiration date of the Plan, on and after which no Options may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Options previously granted have been settled.

4.	Administration

The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Options; (iv) determine the terms and conditions of any Options; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, shares, other securities, other Options, or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Options, other property, and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option granted under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(a)	Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option or any documents evidencing Options shall be within the sole discretion of the Committee, may be made at any time granted pursuant to the Plan and shall be final, conclusive, and binding upon all parties, including, without limitation, the Company, Affiliate, any Participant, any holder or beneficiary of any Option, and any shareholder.

(b)	No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

(c)	Notwithstanding the foregoing or any other provision of this Plan, (i) the Board may at any time or from time to time resolve to administer the Plan and, in such case, references herein to the Committee shall mean the Board when so acting as the Committee, and (ii) when the Committee is acting and not the Board, all of the Committee’s decisions under this Plan will be subject to approval by the Board.

5.	Grant of Awards; Shares Subject to the Plan

The Committee may, from time to time, grant Options to one or more Eligible Persons; provided, however, that:

(a)	Subject to Section 9, the aggregate number of shares of Stock in respect of which Options may be granted under the Plan is 4,178,013 of the fully diluted outstanding shares as of the Effective Date;

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(b)	Such shares shall be deemed to have been used in payment of Options when they are actually delivered. In the event any Option shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new grants under the Plan;

(c)	Stock delivered by the Company in settlement of Options granted under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

(d)	Subject to Section 9, no person may be granted Options under the Plan during any calendar year with respect to more than 544,503 of the shares available under the Plan; provided that such number shall be adjusted pursuant to Section 9, and shares otherwise counted against such number, only in a manner which will not cause the Options granted under the Plan to fail to qualify as “performance-based compensation” Section 162(m) of the Code.

(e)	Without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant’s consent, agree to cancel any Option under the Plan and issue a new Option in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Option satisfies all applicable Plan requirements as of the date such new Option is made.

6.	Eligibility

Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.	Terms of Options

The Committee is authorized to grant one or more Nonqualified Stock Options to any Eligible Person. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

(a)	Option Price. The exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

(b)	Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or, at the Committee’s sole discretion, in shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided, however, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow.

(c)	Vesting, Option Period and Expiration. Options shall vest and become exercisable in increments of 25% on each of the first four anniversaries of the Date of Grant, such that each Option shall be 100%

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vested and exercisable on the fourth anniversary of its Date of Grant. The Options shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding the vesting schedule set forth above, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. Options are exercisable in installments, and such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Stock Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

(i)	If prior to the end of the Option Period, the Participant shall undergo a Normal Termination other than due to death or Disability, (x) the portion of the Option that is not vested at the time of such Normal Termination shall expire on such date; and (y) the portion of the Option which is vested at the date of such Normal Termination shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination.

(ii)	If prior to the end of the Option Period, the Participant dies or incurs a Disability while still in the employ or service of the Company, a Subsidiary or Affiliate, or if the Participant dies within three months following a Normal Termination, (x) the portion of the Option that is not vested on the date of such termination shall expire on such date; and (y) the portion of the Option which is vested at the date of such termination shall expire on the earlier of the last day of the Option Period or the date that is twelve months after the date of such termination. In such event the vested portion of the Option may be exercised as described above by the Participant’s personal representative or executor, or by the person or persons to whom the Participant’s rights under the Option pass by will or the applicable laws of descent and distribution until its expiration.

(iii)	If prior to the end of the Option Period the Participant is terminated from the employment or service with the Company and Affiliates for Cause or for reasons other than Normal Termination, the Option (whether or not vested) shall expire immediately upon such cessation of employment or service.

(d)	Stock Option Agreement—Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

(i)	Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii)	Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

(iii)	Subject to Section 8(h), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv)	Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

(v)

Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Participant shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to

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which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(e)	Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new option for the same or a different number of shares as the option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.	General

(a)	Additional Provisions of an Option. Options granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Option, provisions giving the Company the right to repurchase shares of Stock acquired under any Option in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of shares of Stock upon the exercise of Options for a specified time or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Stock Option Agreement.

(b)	Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

(c)	Government and Other Regulations. The obligation of the Company to make payment of Options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan, or to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d)	Tax Withholding.

(i)

A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Option or from any compensation or other amounts owing to

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a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(ii)	Without limiting the generality of clause (i) above, if so provided in a Stock Option Agreement, a Participant may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months or purchased on the open market) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.

(e)	Claim to Options and Employment Rights. No employee of the Company, a Subsidiary or Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

(f)	No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(g)	Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

(h)	Nontransferability.

(i)	Each Option shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, a Subsidiary or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)	Notwithstanding the foregoing, the Committee may in the applicable Stock Option Agreement or at any time after the Date of Grant in an amendment to a Stock Option Agreement provide that Options may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Option agreement to preserve the purposes of the Plan, to:

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(A)	any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

(B)	a trust solely for the benefit of the Participant and his or her Immediate Family Members;

(C)	a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

(D)	any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Stock Option Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Stock Option Agreement.

(iii)	The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in a Stock Option Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Stock Option Agreement, that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (d) the consequences of termination of the Participant’s employment by, or services to, the Company, a Subsidiary or an Affiliate under the terms of the Plan and the applicable Stock Option Agreement shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Stock Option Agreement.

(i)	Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(j)	Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

(k)	Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

(l)	Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(m)	Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(n)	Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

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(o)	Severability. If any provision of the Plan or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

9.	Changes in Capital Structure

Options granted under the Plan and any Stock Option Agreements, the maximum number of shares of Stock subject to all Options stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Options during any period stated in Section 5(d) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing Options granted under the Plan to fail to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, in the event of any of the following:

A.	The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

B.	All or substantially all of the assets of the Company are acquired by another person;

C.	The reorganization or liquidation of the Company; or

D.	The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above, then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 9 may be varied by the Committee in any particular Stock Option Agreement.

10.	Effect of Change in Control

Except to the extent reflected in a particular Stock Option Agreement:

(a)

In the event of a Change in Control, notwithstanding any vesting schedule, all Options shall become immediately exercisable with respect to 100 percent of the shares subject to such Option and, to the extent practicable, such acceleration of exercisability shall occur in a manner and at a

10

time which allows affected Participants the ability to exercise their Options and participate in the Change in Control transaction with respect to the Stock subject to such Options.

(b)	In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

(c)	The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

11.	Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

12.	Amendments and Termination

(a)	Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Options granted under the Plan from failing to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b)	Amendment of Stock Option Agreements. The Committee may, to the extent consistent with the terms of any applicable Stock Option Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant.

* * *

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PROXY

AMN HEALTHCARE SERVICES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

MAY 18, 2004

The undersigned, revoking all previous proxies, hereby appoints Robert B. Haas, Steven C. Francis and William F. Miller III, or any of them, as attorneys and proxies with full power of substitution and resubstitution to represent the undersigned and to vote all shares of Common Stock of AMN Healthcare Services, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 18, 2004 at 8:30 a.m. at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California, or at any adjournment or adjournments thereof, with all powers which the undersigned would possess if personally present.

1.	Election of seven directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	FOR	AGAINST	WITHHOLD AUTHORITY
Robert B. Haas	_______________	_______________	_______________
Steven C. Francis	_______________	_______________	_______________
Susan R. Nowakowski	_______________	_______________	_______________
William F. Miller III	_______________	_______________	_______________
Andrew M. Stern	_______________	_______________	_______________
Douglas D. Wheat	_______________	_______________	_______________
Kenneth F. Yontz	_______________	_______________	_______________

2. Approval of the Company’s Stock Option Plan as Amended and Restated.

	FOR	AGAINST	ABSTAIN
	_______________	_______________	_______________

3. Ratification of the selection of KPMG, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

	FOR	AGAINST	ABSTAIN
	_______________	_______________	_______________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

If no direction is made, this proxy will be voted FOR each of the seven (7) nominees to the Board of Directors; FOR the approval of the Company’s Stock Option Plan as Amended and Restated, and FOR the ratification of KPMG, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

Please sign exactly as your name appears on the mailing label. When joint tenants hold shares, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in the corporate name by the president or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Dated: , 2004

Signature

Signature, if held jointly

Title, if signing as attorney, executor, administrator, trustee or guardian

Name (Print)

Number of shares of Common Stock owned

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

PROMPTLY BY USING THE ENCLOSED ENVELOPE